UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 30, 2003

Magellan Health Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Columbia Gateway Drive Suite 400 Columbia, Maryland	21046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 953-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure

Operating Reports

                On May 30, 2003, Magellan Health Services, Inc. (the “Company”) and certain other debtor-in-possession subsidiaries of the Company filed their unaudited combined Monthly Operating Report (the “Operating Report”) for the period March 11 through March 31, 2003 and for the month of April 2003 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Exhibits 99.1 and 99.2 to this Current Report on Form 8-K contain the unaudited combined financial statements and the Bankruptcy Court reporting schedules of the Company and its debtor-in-possession subsidiaries for these periods as filed with the Bankruptcy Court.

Cautionary Statement Regarding Operating Reports as filed with the Bankruptcy Court.

                The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. The Operating Reports are subject to revision. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, the Operating Reports do not include information for all of the subsidiaries of Magellan Health Services, Inc. that are included in the consolidated financial statements contained in the Company’s Exchange Act reports, but include information only for Magellan Health Services, Inc. and its debtor-in-possession subsidiaries.  The information in the Operating Reports might not be indicative of the Company's financial condition or operating results for the periods that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Operating Reports should not be viewed as indicative of future results and should not be used for investment purposes.

Limitation on Incorporation by Reference

                In accordance with general instruction B.2 of Form 8-K, the Operating Reports and other information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 7.    Financial Statements and Exhibits.

  (a)         Financial Statements of business acquired:   Not applicable

  (b)         Pro forma financial information:   Not applicable

  (c)         Exhibits:

Exhibit No.	Description of Exhibit

99.1	Monthly Operating Report for Magellan Health Services, Inc. and its debtor-in-possession subsidiaries for the period March 11, 2003 through March 31, 2003

99.2	Monthly Operating Report for Magellan Health Services, Inc. and its debtor-in-possession subsidiaries for April 2003

Cautionary Statement Regarding Forward Looking Statements

                Certain of the statements made in this release may constitute forward looking statements contemplated under the Private Securities Litigation Reform Act of 1995.  These forward looking statements are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those contemplated or implied by such forward looking statements including: the ability of the Company to obtain the consent of the Bankruptcy Court for its restructuring plan, service issues arising with certain customers, terminations by customers, operating results or cash flows differing from those contemplated or implied by such forward looking statements, the impact of new or amended laws or regulations, governmental inquiries, outcome of ongoing litigation, interest rate increases, unanticipated increases in the costs of care and other factors.  Any forward looking statements made in this release are also qualified in their entirety by these risks and the complete discussion of risks set forth under the caption “Cautionary Statements” in Magellan’s Annual Report on Form 10-K/A for the year ended September 30, 2002 filed with the Securities and Exchange Commission on January 23, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC

By:	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

Date: June 3, 2003